                                                                                                       Exhibit 25.1

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                                        securities and exchange commission
                                              Washington, D.C. 20549
                                            --------------------------

                                                     FORM T-1

                                          Statement of Eligibility Under
                                       The Trust Indenture Act of 1939 of a
                                     Corporation Designated to Act as Trustee
                                Check if an Application to Determine Eligibility of
                                      a Trustee Pursuant to Section 305(b)(2)
                              -------------------------------------------------------

                                          U.S. BANK NATIONAL ASSOCIATION
                                (Exact name of Trustee as specified in its charter)

                                                    31-0841368
                                        I.R.S. Employer Identification No.

                   180 East Fifth Street
                    St. Paul, Minnesota                                               55101
         (Address of principal executive offices)                                   (Zip Code)

                                                Richard H. Prokosch
                                          U.S. Bank National Association
                                               180 East Fifth Street
                                                St. Paul, MN 55101
                                                  (651) 244-0721
                             (Name, address and telephone number of agent for service)
                                                ACXIOM CORPORATION
                              (Exact name of registrant as specified in its charter)

                         Delaware                                                   71-0581897

     (State or other jurisdiction of incorporation or                  (I.R.S. Employer Identification No.)
                       organization)

                  P.O. Box 8180, 1 Information Way
                   Little Rock, Arkansas                                            72203-8180

         (Address of Principal Executive Offices)                                   (Zip Code)

                                   3.75% Convertible Subordinated Notes due 2009
                                        (Title of the Indenture Securities)

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Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

              a)    Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15        Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.   A copy of the Articles of Association of the Trustee.*

              2.   A copy of the certificate of authority of the Trustee to commence business.*

              3.  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4.  Not applicable.

              6.  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939,
                  attached as Exhibit 6.

              7.  Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                                       NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.  While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                                     SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK
NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 10th day of May,
2002.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Richard H. Prokosch
                                                -----------------------------------------
                                                     Richard H. Prokosch
                                                     Vice President

By:      /s/ Lori-Anne Rosenberg
    ------------------------------------
         Lori-Anne Rosenberg
         Assistant Vice President

                                                     Exhibit 6

                                                      CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK
NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State,
Territorial or District authorities may be furnished by such authorities to the Securities and Exchange
Commission upon its request therefor.

Dated:  May 10, 2002

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Richard H. Prokosch
                                                -------------------------------------------------------
                                                     Richard H. Prokosch
                                                     Vice President

By:      /s/ Lori-Anne Rosenberg
      ----------------------------------
         Lori-Anne Rosenberg
         Assistant Vice President

                                                    Exhibit 7

                                          U.S. Bank National Association
                                         Statement of Financial Condition
                                                 As of 12/31/2001
                                                     ($000's)
Assets
     Cash and Due From Depository Institutions                            $9,775,116
     Federal Reserve Stock                                                         0
     Securities                                                           26,316,516
     Federal Funds                                                         1,261,731
     Loans & Lease Financing Receivables                             109,012,892
     Fixed Assets                                                          1,414,464
     Intangible Assets                                                     8,158,687
     Other Assets                                                          6,637,699
                                                                         -----------
     Total Assets                                                       $162,577,105

Liabilities
     Deposits                                                           $104,077,584
     Fed Funds                                                             4,365,180
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     313,719
     Other Borrowed Money                                                 25,030,765
     Acceptances                                                             201,492
     Subordinated Notes and Debentures                                     5,348,437
     Other Liabilities                                                     3,894,231
                                                                         -----------
     Total Liabilities                                                  $143,231,408

Equity
     Minority Interest in Subsidiaries                                      $981,870
     Common and Preferred Stock                                               18,200
     Surplus                                                              12,068,893
     Undivided Profits                                                     6,276,734
                                                                          ----------
         Total Equity Capital                                            $19,345,697

Total Liabilities and Equity Capital                                    $162,577,105

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Richard H. Prokosch
   ----------------------------------------
          Richard H. Prokosch
          Vice President

Date:  May 10, 2002